SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported)	March 23, 2000

GEORGIA-PACIFIC CORPORATION (Exact Name of Registrant as Specified in its Charter)

GEORGIA (State or Other Jurisdiction of Incorporation)	1-3506 (Commission File Number	93-0432081 (IRS Employer Identification Number)

133 PEACHTREE STREET, N.E., ATLANTA, GEORGIA (Address of Principal Executive Offices)	30303 (Zip Code)

Registrant's Telephone Number, including area code	(404) 652-4000

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Item 5.            Other Events.

           Attached hereto as Exhibit 99.1 and incorporated herein by this reference is a press release issued by Georgia-Pacific Corporation on March 23, 2000 regarding the development of a global business-to-business marketplace to enable buying and selling of paper and forest products on-line.

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Item 7.           Financial Statements, Pro Forma Financial Information
                           and Exhibits.

(c)	Exhibits
	99.1	Press release issued by Georgia-Pacific Corporation on March 23, 2000.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED: March 23, 2000

GEORGIA-PACIFIC CORPORATION By /s/ Kenneth F. Khoury Kenneth F. Khoury Vice President, Deputy General Counsel and Secretary

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